Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of Satélites Mexicanos, S.A. de C.V. (the “Company”) for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Patricio Ernesto Northland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)         The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)         The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2014

	By:	/s/ PATRICIO ERNESTO NORTHLAND
Patricio Ernesto Northland
Chief Executive Officer
(Principal Executive Officer)